Exhibit 99.1

ORIENT-EXPRESS HOTELS LTD.
Sarbanes-Oxley Act Section 906 Certification

        The undersigned hereby certify that this Form 10-Q quarterly report of Orient-Express Hotels Ltd. for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the report.

Dated: November 13, 2002
/s/ J.B. SHERWOOD
James B. Sherwood Chairman (Co-Chief Executive Officer
/s/ S.M.C. SHERWOOD
Simon M.C. Sherwood President (Co-Chief Executive Officer)
/s/ J.G. STRUTHERS
James G. Struthers Vice President—Finance and Chief Financial Officer

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